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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 24, 2000
                                                         ----------------


                          CHARTER COMMUNICATIONS, INC.
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    Delaware
                                    --------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)



           000-27927                                   43-1857213
           ---------                                   ----------
   (COMMISSION FILE NUMBER)                         (FEDERAL EMPLOYER
                                                    IDENTIFICATION NUMBER)


12444 Powerscourt Drive - Suite 100
St. Louis, Missouri                                        63131
-----------------------------------                        -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)    (314) 965-0555
                                                        --------------



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ITEM 5. OTHER EVENTS.

         On October 24, 2000, Charter Communications, Inc. announced its intent to issue Convertible Senior Notes due 2005 in a private placement under Rule 144A. A copy of the press release is being filed as Exhibit 99.1 with this report.

         On October 25, 2000, Charter Communications, Inc. announced that it had offered and priced a new issue of $650.0 million of Convertible Senior Notes due 2005. The issuance is being made in a private placement under Rule 144A. A copy of the press release is being filed as Exhibit 99.2 with this report.



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ITEM 7. EXHIBITS.

99.1    Press release dated October 24, 2000.*
99.2    Press release dated October 25, 2000.*

----------------
*filed herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      CHARTER COMMUNICATIONS, INC.,
                                      registrant




Dated October 25, 2000                By:    /s/ KENT D. KALKWARF
                                             -----------------------------------
                                             Name:  Kent D. Kalkwarf
                                             Title: Executive Vice President and
                                                    Chief Financial Officer
                                                    (Principal Financial Officer
                                                    and Principal Accounting
                                                    Officer)



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                                  EXHIBIT INDEX


99.1    Press release dated October 24, 2000.
99.2    Press release dated October 25, 2000.